                                                                    Exhibit 10.2

                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights  Agreement (this  "Agreement") is made and entered into as of June 28, 2006 among  GlobalOptions  Group, Inc., a Nevada corporation
(the  "COMPANY"),  and each of the purchasers  and other parties  executing this
Agreement  and  listed  on  SCHEDULE  1  attached  hereto   (collectively,   the
"PURCHASERS").

         This Agreement is being entered into pursuant to the  Convertible  Note and Warrant Purchase  Agreement,  dated as of the date hereof,  by and among the
Company and the Purchasers (the "PURCHASE AGREEMENT").

         The Company and the Purchasers hereby agree as follows:

         1. DEFINITIONS.

         Capitalized  terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

         "ADVICE" shall have the meaning set forth in Section 3(m).

         "AFFILIATE"  means,  with respect to any Person,  any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the  purposes of this  definition,  "control,"  when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the  direction  of the  management  and policies of such Person, whether  through the ownership of voting  securities,  by contract or otherwise;
and the terms of  "affiliated,"  "controlling"  and  "controlled"  have meanings correlative to the foregoing.

         "BLACKOUT PERIOD" shall have the meaning set forth in Section 3(n).

         "BOARD" shall have the meaning set forth in Section 3(n).

         "BUSINESS DAY" means any day except Saturday,  Sunday and any day which shall be a legal holiday or a day on which banking  institutions in the State of
New York generally are authorized or required by law or other government actions to close.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Company's  Common Stock,  par value $0.001 per share.

         "EFFECTIVENESS  DATE"  means the date that is one  hundred  and  twenty
(120) days  following the Closing Date,  provided that such date shall be tolled for the duration of any Blackout Period.

         "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2.

         "EVENT" shall have the meaning set forth in Section 7(e).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FILING DATE" means the 60th day  following the Closing Date,  provided that such date shall be tolled for the duration of any Blackout Period.

         "HOLDER" or "HOLDERS" means the holder or holders,  as the case may be, from time to time of Registrable  Securities,  including without  limitation the
Purchasers and their assignees.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

         "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

         "LOSSES" shall have the meaning set forth in Section 5(a).

         "NOTES" means the convertible promissory notes issued to the Purchasers pursuant to the Purchase Agreement.

         "PERSON"  means an individual  or a  corporation,  partnership,  trust, incorporated or  unincorporated  association,  joint venture,  limited liability company, joint stock company,  government (or an agency or political subdivision thereof) or other entity of any kind.

         "PROCEEDING" means an action, claim, suit,  investigation or proceeding
(including,  without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS"   means  the  prospectus   included  in  any  Registration
Statement  (including,  without  limitation,  a  prospectus  that  includes  any information  previously  omitted from a prospectus filed as part of an effective registration  statement  in  reliance  upon  Rule  430A  promulgated  under  the
Securities Act), as amended or supplemented by any prospectus  supplement,  with respect  to  the  terms  of  the  offering  of any  portion  of the  Registrable
Securities covered by such Registration Statement,  and all other amendments and supplements to the  Prospectus,  including  post-effective  amendments,  and all material incorporated by reference in such Prospectus.

         "REGISTRABLE  SECURITIES"  means  (a)  the  Conversion  Shares  and the
Warrant  Shares  (without  regard to any  limitations  on  beneficial  ownership contained in the  Certificate of  Designation  or Warrants) or other  securities issued or issuable to each  Purchaser  or its  transferee  or designee  (i) upon conversion  of the Notes,  the Series B Preferred  Stock and/or upon exercise of the Warrants or (ii) upon any distribution  with respect to, any exchange for or any  replacement of such Notes,  Series B Preferred  Stock,  Conversion  Shares,
Warrant Shares or Warrants or (iii) upon any conversion, exercise or exchange of any  securities  issued in connection  with any such  distribution,  exchange or replacement;  (b)  securities  issued or issuable  upon any stock  split,  stock dividend,  recapitalization or similar event with respect to the foregoing;  and
(c) any other security issued as a dividend or other  distribution  with respect to, in exchange for, in  replacement  or  redemption  of, or in reduction of the liquidation  value  of,  any  of the  securities  referred  to in the  preceding clauses;  provided,  however, that such securities shall cease to be Registrable
Securities  when such securities have been sold to or through a broker or dealer or underwriter in a public  distribution or a public  securities  transaction or when such securities may be sold without any restriction pursuant to Rule 144(k)
as  determined  by the  counsel to the  Company  pursuant  to a written  opinion letter, addressed to the Company's transfer agent to such effect as described in
Section 2 of this  Agreement.  For purposes of any  provision of this  Agreement that refers to an amount of  Registrable  Securities  held by any  Person,  such amount shall be deemed to include  Registrable  Securities  that such Person has the right to acquire  upon  conversion  or  exercise  of any  securities  of the
Company held by such Person.

         "REGISTRATION  STATEMENT"  means the  registration  statements  and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus,  amendments and supplements to such registration statement or  Prospectus,  including  pre- and  post-effective  amendments,  all  exhibits thereto,  and all  material  incorporated  by  reference  in  such  registration statement.

         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 158" means Rule 158 promulgated by the Commission pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERIES B PREFERRED  STOCK"  means the Series B  Convertible  Preferred
Stock of the Company, par value $0.001 per share.

         "SPECIAL COUNSEL" means Wiggin and Dana LLP.

         "WARRANTS" means the stock purchase  warrants issued upon conversion of the Notes and Existing Notes.

          "WARRANT  SHARES"  means the shares of Common Stock issued or issuable upon exercise of the Warrants.

         2.  REGISTRATION.  As soon as possible  following the Closing Date (but not later than the Filing  Date),  the Company  shall  prepare and file with the
Commission a "shelf" Registration  Statement covering all Registrable Securities for a secondary or resale offering to be made on a continuous  basis pursuant to
Rule 415. The  Registration  Statement  shall be on Form S-3 (or if such form is not available to the Company on another form  appropriate for such  registration in  accordance  herewith).  The Company  shall use its best efforts to cause the
Registration  Statement to be declared  effective  under the  Securities Act not later than the  Effectiveness  Date  (including  filing  with the  Commission  a
request  for   acceleration  of   effectiveness  in  accordance  with  Rule  461
promulgated  under the  Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the
Commission  that a  Registration  Statement  will not be  "reviewed,"  or not be subject to further review) and to keep such Registration  Statement continuously effective  under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been  sold or (y) with  respect  to any  Holder,  such  time as all  Registrable
Securities held by such Holder may be sold without any  restriction  pursuant to
Rule 144(k) as  determined  by the counsel to the Company  pursuant to a written opinion  letter,  addressed to the Company's  transfer agent to such effect (the
"EFFECTIVENESS  PERIOD").  For purposes of the  obligations of the Company under this Agreement,  no Registration  Statement shall be considered "effective" with respect to any Registrable  Securities unless such Registration  Statement lists the  Holders  of such  Registrable  Securities  as  "Selling  Stockholders"  and
includes such other  information  as is required to be disclosed with respect to such  Holders to permit them to sell their  Registrable  Securities  pursuant to such  Registration  Statement,  unless  any such  Holder  is not  included  as a
"Selling Stockholder" pursuant to Section 3(m). Such Registration Statement also shall cover, to the extent  allowable under the Securities Act and the rules and regulations  promulgated  thereunder  (including  Securities Act Rule 416), such indeterminate  number of additional  shares of Common Stock resulting from stock splits,  stock dividends or similar transactions with respect to the Registrable
Securities.  By 9:30 am on the Business Day following the effective  date of any
Registration  Statement or the date of any  Prospectus  supplement,  the Company shall file with the Commission in accordance  with Rule 424 under the Securities
Act the final  prospectus to be used in connection  with sales  pursuant to such
Registration Statement.

         3. REGISTRATION PROCEDURES.

         In connection with the Company's  registration  obligations  hereunder, the Company shall:

         (a)  Prepare  and file with the  Commission  on or prior to the  Filing
Date, a Registration  Statement on Form S-3 (or if such form is not available to the Company on another form  appropriate  for such  registration  in  accordance herewith) (which shall include a Plan of Distribution  substantially in the form of EXHIBIT A attached  hereto),  and cause the Registration  Statement to become effective and remain effective as provided herein;  provided,  however, that not less than  three  (3)  Business  Days  prior to the  filing of the  Registration
Statement or any related Prospectus or any amendment or supplement thereto,  the
Company shall (i) furnish to the Special Counsel and the Holders,  copies of all such  documents  proposed  to  be  filed,  which  documents  (other  than  those incorporated by reference) will be subject to the review of such Special Counsel and  Holders,  and (ii) at the  request of any  Holder  cause its  officers  and directors,  counsel and independent  certified public  accountants to respond to such inquiries as shall be necessary,  in the  reasonable  opinion of counsel to such Holders,  to conduct a reasonable  investigation  within the meaning of the
Securities  Act. The Company  shall not file the  Registration  Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object within three (3) Business Days after their receipt thereof.  In the event of any such objection,  the Holders shall provide the Company with any requested revisions to such prospectus or supplement  within two (2) Business Days of such objection.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective  amendments, to the Registration Statement as may be necessary to keep the  Registration  Statement  continuously  effective as to the  applicable
Registrable  Securities  for the  Effectiveness  Period  and to the  extent  any
Registrable  Securities  are not  included in such  Registration  Statement  for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such  amendments to the  Registration
Statement or such  additional  Registration  Statements in order to register for resale  under the  Securities  Act all  Registrable  Securities;  (ii) cause the related  Prospectus  to be amended or  supplemented  by any required  Prospectus supplement,  and as so  supplemented or amended to be filed pursuant to Rule 424
(or any similar  provisions then in force) promulgated under the Securities Act;
(iii)  respond as  promptly  as  possible,  and in no event  later than ten (10)
Business Days to any comments  received from the Commission  with respect to the
Registration  Statement or any  amendment  thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange
Act with respect to the disposition of all Registrable Securities covered by the
Registration  Statement  during the  applicable  period in  accordance  with the intended  methods  of  disposition  by the  Holders  thereof  set  forth  in the
Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify Holders of Registrable Securities to be sold and the Special
Counsel  as  promptly  as  possible  (A)  when a  Prospectus  or any  Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed  (but in no event in the case of this  subparagraph  (A),  less than three (3) Business Days prior to date of such filing);  (B) when the  Commission notifies  the  Company  whether  there will be a "review"  of such  Registration
Statement and whenever the Commission  comments in writing on such  Registration
Statement;   and  (C)  with  respect  to  the  Registration   Statement  or  any
post-effective  amendment,  when the same has  become  effective,  and after the effectiveness thereof: (i) of any request by the Commission or any other Federal
or  state   governmental   authority  for   amendments  or  supplements  to  the
Registration Statement or Prospectus or for additional information;  (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the
Registration  Statement covering any or all of the Registrable Securities or the initiation  of any  Proceedings  for that  purpose;  (iii) of the receipt by the
Company of any notification  with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any  jurisdiction,  or the  initiation or threatening of any Proceeding for such purpose;  and (iv) if the  financial  statements  included  in the  Registration
Statement  become  ineligible for inclusion  therein or of the occurrence of any event that makes any statement made in the Registration  Statement or Prospectus or any document  incorporated or deemed to be incorporated  therein by reference
untrue  in  any  material   respect  or  that  requires  any  revisions  to  the

Registration  Statement,  Prospectus or other  documents so that, in the case of the  Registration  Statement or the Prospectus,  as the case may be, it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in the light of the  circumstances  under which they were made, not  misleading.
Without  limitation  to any remedies to which the Holders may be entitled  under
this  Agreement,   if  any  of  the  events  described  in  Section  3(c)(C)(i),
3(c)(C)(ii) and  3(c)(C)(iii)  occur,  the Company shall use its best efforts to respond to and correct the event.

         (d) Use its best efforts to avoid the  issuance of, or, if issued,  use best  efforts  to  obtain  the  withdrawal  of,  (i) any  order  suspending  the effectiveness  of the  Registration  Statement  or (ii)  any  suspension  of the qualification  (or  exemption  from  qualification)  of any  of the  Registrable
Securities for sale in any jurisdiction, at the earliest practicable time.

         (e) If requested by any Holder of Registrable Securities,  (i) promptly incorporate  in a  Prospectus  supplement  or  post-effective  amendment  to the
Registration  Statement such information as the Company reasonably agrees should be  included  therein  and (ii) make all  required  filings  of such  Prospectus supplement or such  post-effective  amendment as soon as  practicable  after the
Company has  received  notification  of the matters to be  incorporated  in such
Prospectus supplement or post-effective amendment.

         (f) Furnish to each Holder and the Special Counsel,  without charge, at least one  conformed  copy of each  Registration  Statement  and each  amendment thereto,  including financial statements and schedules,  and all exhibits to the extent  requested  by such  Person  (including  those  previously  furnished  or incorporated by reference)  promptly after the filing of such documents with the
Commission.

         (g) Promptly  deliver to each Holder and the Special  Counsel,  without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus)  and each  amendment  or  supplement  thereto  as such  Persons  may reasonably  request;  and  the  Company  hereby  consents  to the  use  of  such
Prospectus  and each  amendment  or  supplement  thereto by each of the  selling
Holders in connection with the offering and sale of the  Registrable  Securities covered by such Prospectus and any amendment or supplement thereto.

         (h) Prior to any public  offering of  Registrable  Securities,  use its best  efforts to register or qualify or cooperate  with the selling  Holders and the Special Counsel in connection with the  registration  or  qualification  (or
exemption  from  such   registration  or   qualification)  of  such  Registrable
Securities  for offer and sale  under  the  securities  or Blue Sky laws of such jurisdictions  within the United  States as any Holder  requests in writing,  to keep each such registration or qualification (or exemption  therefrom) effective during  the  Effectiveness  Period  and to do any and all  other  acts or things necessary or advisable to enable the  disposition in such  jurisdictions  of the
Registrable Securities covered by a Registration Statement;  provided,  however, that the Company  shall not be required to qualify  generally  to do business in any  jurisdiction  where it is not then so  qualified or to take any action that would subject it to general service of process in any  jurisdiction  where it is not then so subject  or subject  the  Company  to any  material  tax in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration  Statement,  which  certificates  shall be free, to the extent permitted by  applicable  law and the  Purchase  Agreement,  of all  restrictive legends,  and to enable such Registrable  Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business
Days prior to any sale of Registrable  Securities.  In connection therewith,  if required by the Company's  transfer agent for such  purposes,  the Company shall promptly after the effectiveness of the Registration  Statement cause an opinion of  counsel,  subject  to  customary  qualifications,  to be  delivered  to  and maintained  with its transfer  agent,  together  with any other  authorizations, certificates and directions  required by the transfer agent, which authorize and direct the transfer agent to issue such  Registrable  Securities  without legend upon sale by the  Holder  of such  shares of  Registrable  Securities  under the
Registration Statement.

         (j)  Following  the  occurrence  of any event  contemplated  by Section
3(c)(C)(iv),  as  promptly  as  possible,  prepare a  supplement  or  amendment, including  a  post-effective  amendment,  to  the  Registration  Statement  or a supplement to the related  Prospectus or any document  incorporated or deemed to be incorporated  therein by reference,  and file any other required  document so that,  as  thereafter  delivered,  neither the  Registration  Statement nor such
Prospectus will contain an untrue  statement of a material fact or omit to state a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements  therein,  in the light of the  circumstances  under  which they were made, not misleading.

         (k) Cause all  Registrable  Securities  relating  to such  Registration
Statement  to be listed on any  United  States  securities  exchange,  quotation system,  market or  over-the-counter  bulletin  board,  if any, on which similar securities issued by the Company are then listed.

         (l)  Comply in all  material  respects  with all  applicable  rules and regulations  of the  Commission  and make  generally  available  to its security holders  earnings  statements  satisfying the provisions of Section 11(a) of the
Securities  Act and Rule 158 not later than 45 days after the end of any 3-month period  (or 90 days  after the end of any  12-month  period if such  period is a fiscal  year)  commencing  on the first day of the first  fiscal  quarter of the
Company after the effective date of the Registration Statement,  which statement shall conform to the requirements of Rule 158.

         (m) Request each selling  Holder to furnish to the Company  information regarding such Holder and the distribution of such Registrable  Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such  information  within a reasonable time prior to the  filing of each  Registration  Statement,  supplemented  Prospectus and/or amended Registration Statement.

         If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company,  then such Holder shall have the right to require (if such  reference  to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the  reference to such Holder in any  amendment or supplement to the
Registration  Statement  filed or  prepared  subsequent  to the time  that  such reference ceases to be required.

         Each Holder agrees by its  acquisition of such  Registrable  Securities that,  upon receipt of a notice from the Company of the  occurrence of any event
of  the  kind  described  in  Section  3(c)(C)(i),  3(c)(C)(ii),   3(c)(C)(iii),
3(c)(C)(iv), or 3(n), such Holder will forthwith discontinue disposition of such
Registrable  Securities  under the  Registration  Statement  until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration
Statement  contemplated  by Section 3(j), or until it is advised in writing (the
"ADVICE")  by the  Company  that  the use of the  applicable  Prospectus  may be resumed,  and,  in  either  case,  has  received  copies  of any  additional  or supplemental  filings  that are  incorporated  or deemed to be  incorporated  by reference in such Prospectus or Registration Statement.

         (n) If (i)  there is  material  non-public  information  regarding  the
Company  which  the  Company's  Board  of  Directors  (the  "BOARD")  reasonably determines  not to be in the  Company's  best interest to disclose and which the
Company is not  otherwise  required to disclose,  or (ii) there is a significant business  opportunity  (including,  but  not  limited  to,  the  acquisition  or disposition  of assets  (other than in the  ordinary  course of business) or any merger,  consolidation,  tender offer or other similar transaction) available to the Company  which the Board  reasonably  determines  not to be in the Company's best  interest to disclose  and which the Company  would be required to disclose under the  Registration  Statement,  then the  Company  may  postpone or suspend filing or effectiveness  of a registration  statement for a period not to exceed
30 consecutive  days,  provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 60 days in the aggregate during any 12 month period (each, a "BLACKOUT PERIOD").

         4.       REGISTRATION EXPENSES.

         All fees and expenses incident to the performance of or compliance with this  Agreement by the Company shall be borne by the Company  whether or not the
Registration  Statement  is filed or becomes  effective  and  whether or not any
Registrable Securities are sold pursuant to the Registration Statement. The fees and  expenses  referred to in the  foregoing  sentence  shall  include,  without limitation, (i) all registration and filing fees (including, without limitation, fees and  expenses  (A) with  respect  to filings  required  to be made with any securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable  Securities are required  hereunder to be listed,  (B) with respect  to  filings  required  to be  made  with  the  Commission,  and  (C) in
compliance  with  state  securities  or  Blue  Sky  laws   (including,   without
limitation,  reasonable and documented fees and disbursements of Special Counsel in connection with Blue Sky  qualifications  of the  Registrable  Securities and determination  of the eligibility of the  Registrable  Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable
Securities  may  designate)),   (ii)  printing  expenses   (including,   without
limitation,  expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses),  (iii) messenger, telephone and delivery expenses,  (iv)  Securities Act liability  insurance,  if the Company so desires such  insurance,  (v) fees and  expenses  of all other  Persons  retained by the
Company in connection with the consummation of the transactions  contemplated by this Agreement,  including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent  public accountants of a comfort letter or comfort letters) and legal counsel,  and (vi)
reasonable  and  documented  fees and  expenses of the Special  Counsel  (not to exceed  $10,000) in connection with any  Registration  Statement  hereunder.  In addition,  the Company  shall be  responsible  for all of its internal  expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including,  without limitation, all salaries and expenses of its officers and employees  performing legal or accounting  duties),  the expense of any annual audit, the fees and expenses  incurred in connection with the listing of the Registrable  Securities on any securities exchange as required hereunder.
The Holders shall be responsible for all underwriting  discounts and commissions incurred in connection with such Holders' sales of Registrable Securities.

         5. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall,  notwithstanding any termination of this Agreement,  indemnify and hold harmless each Holder, the officers,  directors,  agents,  brokers  (including  brokers  who offer and sell
Registrable  Securities  as  principal as a result of a pledge or any failure to perform under a margin call of Common Stock),  investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of
Section 15 of the  Securities  Act or Section  20 of the  Exchange  Act) and the
officers,  directors,  agents and employees of each such controlling  Person, to the fullest  extent  permitted by  applicable  law, from and against any and all losses,  claims,  damages,  liabilities,  costs (including,  without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively,
"LOSSES"),  as  incurred,  arising  out of or  relating to any untrue or alleged untrue  statement of a material fact contained or  incorporated  by reference in the Registration  Statement,  any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged  omission of a material  fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement  thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information  regarding such Holder furnished in writing to the Company by such Holder  expressly  for use therein,  which  information  was reasonably  relied on by the  Company for use therein or to the extent that such information  relates to (x) such Holder and was reviewed and expressly  approved in writing by such Holder expressly for use in the Registration Statement,  such
Prospectus or such form of prospectus or in any amendment or supplement  thereto or (y) such Holder's  proposed method of distribution of Registrable  Securities as set forth in EXHIBIT A (or as such  Holder  otherwise  informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(C)(ii),  3(c)(C)(iii),  3(c)(C)(iv) or 3(n), the use by a Holder
of an  outdated  or  defective  Prospectus  after the  delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice  contemplated in Section 3(m);
provided,  however,  that the indemnity agreement contained in this Section 5(a)
shall not apply to amounts paid in settlement  of any Losses if such  settlement is effected  without the prior  written  consent of the Company,  which  consent shall not be  unreasonably  withheld.  The  Company  shall  notify  the  Holders promptly of the institution,  threat or assertion of any Proceeding of which the
Company  is  aware in  connection  with the  transactions  contemplated  by this
Agreement.  Such indemnity  shall remain in full force and effect  regardless of any  investigation  made by or on behalf of an Indemnified  Party (as defined in
Section  5(c)  to  this  Agreement)  and  shall  survive  the  transfer  of  the
Registrable Securities by the Holders.

         (b)  INDEMNIFICATION BY HOLDERS.  Each Holder shall,  severally and not jointly,  indemnify  and hold  harmless the Company,  its  directors,  officers, agents and employees,  each Person who controls the Company  (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the
directors,  officers,  agents and employees of such controlling  Persons, to the fullest  extent  permitted by applicable  law,  from and against all Losses,  as incurred,  arising solely out of or based solely upon any untrue  statement of a material fact contained in the Registration  Statement,  any Prospectus,  or any
form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based  solely  upon any  omission  of a material  fact  required to be stated therein or necessary to make the  statements  therein (in the case of any
Prospectus  or form of prospectus  or  supplement  thereto,  in the light of the circumstances  under which they were made) not  misleading,  to the extent,  but only to the extent,  that (i) such untrue  statement or omission is contained in or omitted  from any  information  so furnished in writing by such Holder to the
Company  specifically  for  inclusion  in the  Registration  Statement  or  such
Prospectus and that such  information was reasonably  relied upon by the Company for use in the Registration Statement,  such Prospectus,  or in any amendment or supplement  thereto,  or to the extent that such information relates to (x) such
Holder and was  reviewed  and  expressly  approved  in  writing  by such  Holder expressly for use in the Registration Statement,  such Prospectus,  or such form of prospectus  or in any  amendment or  supplement  thereto or (y) such Holder's proposed  method  of  distribution  of  Registrable  Securities  as set forth in
EXHIBIT A (or as such Holder  otherwise  informs the Company in writing) or (ii)
in the  case of an  occurrence  of an event of the  type  described  in  Section
3(c)(C)(ii),  3(c)(C)(iii),  3(c)(C)(iv)  or  3(n),  the use by a  Holder  of an
outdated or  defective  Prospectus  after the  delivery to the Holder of written notice from the Company that the  Prospectus  is outdated or defective and prior to the receipt by such  Holder of the Advice  contemplated  in Section  3(m) but only if and to the  extent  that  following  the  receipt  of the  Advice or the amended or supplemented  Prospectus the  misstatement or omission giving rise to such Loss would  have been  corrected;  provided,  however,  that the  indemnity agreement  contained  in this  Section  5(b) shall not apply to amounts  paid in settlement  of any  Losses if such  settlement  is  effected  without  the prior written consent of the Holder, which consent shall not be unreasonably withheld.
Notwithstanding  anything to the contrary  contained herein, the Holder shall be liable  under this  Section 5(b) for only that amount as does not exceed the net proceeds  to such  Holder  as a  result  of the sale of  Registrable  Securities pursuant to such Registration Statement.

         (c) CONDUCT OF INDEMNIFICATION  PROCEEDINGS. If any Proceeding shall be brought or asserted  against  any Person  entitled to  indemnity  hereunder  (an
"INDEMNIFIED  PARTY"),  such Indemnified  Party promptly shall notify the Person from whom  indemnity is sought (the  "INDEMNIFYING  PARTY") in writing,  and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel  reasonably  satisfactory to the Indemnified Party and the payment of all  reasonable  fees and expenses  incurred in  connection  with

                                       10

defense  thereof;  provided,  that the failure of any Indemnified  Party to give such notice  shall not  relieve the  Indemnifying  Party of its  obligations  or liabilities pursuant to this Agreement,  except (and only) to the extent that it shall  be  finally  determined  by a  court  of  competent  jurisdiction  (which determination  is not  subject to appeal or further  review)  that such  failure shall have  proximately  and materially  adversely  prejudiced the  Indemnifying
Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof,  but the fees and expenses of such counsel  shall be at the expense of such  Indemnified  Party or
Parties  unless:  (1) the  Indemnifying  Party has agreed in writing to pay such fees and expenses;  or (2) the Indemnifying  Party shall have failed promptly to assume  the  defense  of  such  Proceeding  and  to  employ  counsel  reasonably satisfactory to such Indemnified Party in any such Proceeding;  or (3) the named parties to any such Proceeding  (including any impleaded  parties)  include both such Indemnified  Party and the Indemnifying  Party, and such Indemnified  Party shall have been  advised by counsel  that a conflict  of  interest  is likely to exist if the same  counsel  were to  represent  such  Indemnified  Party and the
Indemnifying  Party (in which  case,  if such  Indemnified  Party  notifies  the
Indemnifying  Party in writing that it elects to employ separate  counsel at the expense of the Indemnifying  Party,  the  Indemnifying  Party shall not have the right to assume the defense  thereof and such counsel shall be at the reasonable expense of the Indemnifying  Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding  effected without its written consent, which consent shall not be unreasonably  withheld.  No Indemnifying Party shall, without  the  prior  written  consent  of  the  Indemnified  Party,  effect  any settlement of any pending  Proceeding in respect of which any Indemnified  Party is a party,  unless such settlement  includes an  unconditional  release of such
Indemnified  Party from all  liability on claims that are the subject  matter of such  Proceeding  and does not  impose  any  monetary  or  other  obligation  or restriction on the Indemnified Party.

         All reasonable  fees and expenses of the Indemnified  Party  (including reasonable  fees  and  expenses  to  the  extent  incurred  in  connection  with
investigating   or  preparing  to  defend  such   Proceeding  in  a  manner  not
inconsistent  with this  Section)  shall be paid to the  Indemnified  Party,  as incurred,  within  ten (10)  Business  Days of  written  notice  thereof  to the
Indemnifying Party, which notice shall be delivered no more frequently than on a monthly  basis  (regardless  of  whether  it is  ultimately  determined  that an
Indemnified Party is not entitled to indemnification  hereunder;  provided, that the  Indemnifying  Party may require  such  Indemnified  Party to  undertake  to reimburse  all such fees and  expenses  to the extent it is  finally  judicially determined  that  such  Indemnified  Party is not  entitled  to  indemnification hereunder).

         (d) CONTRIBUTION.  If a claim for indemnification under Section 5(a) or
5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental  authority to enforce such  indemnification  in accordance with its terms (by reason of public policy or otherwise),  then each Indemnifying  Party, in lieu of indemnifying such Indemnified  Party,  shall contribute to the amount paid or payable by such  Indemnified  Party as a result of such Losses,  in such proportion as is appropriate  to reflect the relative fault of the  Indemnifying
Party and  Indemnified  Party in  connection  with the  actions,  statements  or

                                       11

omissions that resulted in such Losses as well as any other  relevant  equitable considerations.  The relative fault of such  Indemnifying  Party and Indemnified
Party shall be  determined  by  reference  to, among other  things,  whether any action in  question,  including  any untrue or  alleged  untrue  statement  of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information  supplied by, such  Indemnifying  Party or
Indemnified  Party,  and the  parties'  relative  intent,  knowledge,  access to information  and  opportunity  to correct or prevent such  action,  statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include,  subject to the limitations set forth in Section 5(c), any reasonable  attorneys'  or other  reasonable  fees or expenses  incurred by such party in connection with any Proceeding to the extent such party would have been indemnified  for such fees or expenses if the  indemnification  provided  for in this  Section  was  available  to such  party  in  accordance  with  its  terms.
Notwithstanding  anything to the contrary  contained herein, the Holder shall be required to contribute  under this Section 5(d) for only that amount as does not exceed the net  proceeds to such  Holder as a result of the sale of  Registrable
Securities pursuant to such Registration Statement.

         The parties  hereto  agree that it would not be just and  equitable  if contribution  pursuant  to  this  Section  5(d)  were  determined  by  pro  rata allocation or by any other method of allocation  that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
No Person guilty of fraudulent  misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to  contribution  from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in  addition  to any  liability  that the  Indemnifying  Parties may have to the
Indemnified  Parties.  The indemnity and contribution  agreements  herein are in addition  to  and  not  in  diminution  or  limitation  of  any  indemnification provisions under the Purchase Agreement.

         6. RULE 144.

         As long as any Holder owns Notes, Series B Preferred Stock,  Conversion
Shares,  Warrants or Warrant  Shares,  the Company  covenants to timely file (or obtain  extensions  in respect  thereof  and file  within the  applicable  grace period)  all reports  required to be filed by the Company  after the date hereof pursuant to Section  13(a) or 15(d) of the  Exchange  Act. As long as any Holder owns Notes, Series B Preferred Stock,  Conversion Shares,  Warrants,  or Warrant
Shares, if the Company is not required to file reports pursuant to Section 13(a)
or 15(d) of the  Exchange  Act,  it will  prepare and furnish to the Holders and make publicly  available in accordance  with Rule 144(c)  promulgated  under the
Securities  Act annual  and  quarterly  financial  statements,  together  with a discussion  and  analysis of such  financial  statements  in form and  substance substantially  similar to those that would  otherwise be required to be included in reports  required by Section  13(a) or 15(d) of the Exchange  Act, as well as any other  information  required  thereby,  in the time period that such filings would have been  required to have been made under the Exchange  Act. The Company further  covenants  that it will take such  further  action  as any  Holder  may reasonably request,  all to the extent required from time to time to enable such
Person to sell Notes, Series B Preferred Stock,  Conversion Shares, Warrants and
Warrant  Shares  without  registration  under  the  Securities  Act  within  the

                                       12

limitation  of the  exemptions  provided  by  Rule  144  promulgated  under  the
Securities  Act,  including  compliance  with  the  provisions  of the  Purchase
Agreement  relating  to the  transfer of the Notes,  Series B  Preferred  Stock,
Conversion Shares,  Warrants and Warrant Shares. Upon the request of any Holder, the  Company  shall  deliver to such  Holder a written  certification  of a duly authorized officer as to whether it has complied with such requirements.

         7. MISCELLANEOUS.

         (a)  REMEDIES.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific  performance of its rights under this  Agreement.  The Company and each
Holder agree that monetary damages would not provide  adequate  compensation for any losses incurred by reason of a breach by it of any of the provisions of this
Agreement  and  hereby  further  agrees  that,  in the event of any  action  for specific  performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) NO INCONSISTENT  AGREEMENTS.  Except as otherwise  disclosed in the
Purchase  Agreement,  neither the Company nor any of its subsidiaries is a party to an  agreement  currently  in  effect,  nor  shall the  Company  or any of its subsidiaries,  on or after the date of this Agreement,  enter into any agreement with respect to its securities that is  inconsistent  with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding  Registrable  Securities,  the
Company  shall not grant to any  Person  the right to  request  the  Company  to register  any  securities  of the Company  under the  Securities  Act unless the rights so granted are  subject in all  respects to the rights of the Holders set forth  herein,  and are not  otherwise in conflict  with the  provisions of this
Agreement.

         (c) NOTICE OF  EFFECTIVENESS.  Within two (2)  Business  Days after the
Registration  Statement  which  includes the  Registrable  Securities is ordered effective by the  Commission,  the Company shall deliver,  and shall cause legal counsel for the Company to deliver,  to the transfer agent for such  Registrable
Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as EXHIBIT
B.

         (d) PIGGY-BACK  REGISTRATIONS.  If (i) at any time when there is not an effective  Registration  Statement covering all of the Registrable Securities or
(ii) (or, in the case of North Sound  Capital LLC and its  Affiliates  (together
"NORTH  SOUND")  only, as set forth below) at any time prior to the date that is five  (5)  years  following  the  date of this  Agreement,  with  respect  to an underwritten  public  offering at a price of $5.00 or more,  the  Company  shall determine  to prepare  and file with the  Commission  a  registration  statement relating to an offering  for its own account or the account of others  under the
Securities Act of any of its equity  securities,  other than on Form S-4 or Form
S-8 (each as  promulgated  under  the  Securities  Act) or its then  equivalents relating  to equity  securities  to be  issued  solely  in  connection  with any

                                       13

acquisition  of  any  entity  or  business  or  equity  securities  issuable  in connection with stock option or other employee  benefit plans, the Company shall
send  to  each  Holder  of  Registrable   Securities   written  notice  of  such
determination  and,  if within  seven (7)  Business  Days after  receipt of such notice, any such Holder shall so request in writing (which request shall specify the  Registrable  Securities  intended  to be disposed  of by the  Holder),  the
Company will cause the registration  under the Securities Act of all Registrable
Securities which the Company has been so requested to register by the Holder, to the extent required to permit the  disposition of the Registrable  Securities so to be  registered,  provided that if at any time after giving  written notice of its intention to register any  securities and prior to the effective date of the registration  statement filed in connection with such registration,  the Company shall determine for any reason not to register or to delay  registration of such securities,  the  Company  may, at its  election,  give  written  notice of such determination to such Holder and, thereupon,  (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable
Securities in connection with such registration under this Section 7(d) (but not from its  obligation to pay expenses in accordance  with Section 4 hereof),  and
(ii) in the case of a determination to delay registering,  shall be permitted to delay registering any Registrable  Securities being registered  pursuant to this
Section  7(d)  for the  same  period  as the  delay in  registering  such  other securities.  The Company shall include in such registration statement all or any part of such  Registrable  Securities such Holder requests to be registered.  In the case of an underwritten public offering,  if the managing  underwriter(s) or underwriter(s)  should  reasonably  object to the  inclusion of the  Registrable
Securities  in  such   registration   statement,   then  if  the  Company  after
consultation with the managing  underwriter should reasonably determine that the inclusion of such Registrable Securities,  would materially adversely affect the offering  contemplated  in  such  registration  statement,  and  based  on  such determination  recommends  inclusion in such registration  statement of fewer or none of the  Registrable  Securities  of the  Holders,  then (x) the  number  of
Registrable  Securities of the Holders included in such  registration  statement shall  be  reduced  pro-rata  among  such  Holders  (based  upon the  number  of
Registrable  Securities  requested to be included in the  registration),  if the
Company after consultation with the  underwriter(s)  recommends the inclusion of fewer Registrable  Securities,  or (y) none of the Registrable Securities of the
Holders shall be included in such registration  statement,  if the Company after consultation  with the  underwriter(s)  recommends the inclusion of none of such
Registrable Securities;  provided, however, that if securities are being offered for the  account  of other  persons or  entities  as well as the  Company,  such reduction  shall not represent a greater  fraction of the number of  Registrable
Securities  intended to be offered by the Holders  than the  fraction of similar reductions  imposed on such other persons or entities  (other than the Company).
The Company shall not be required to include any Holder's Registrable Securities in any underwritten  public offering unless such Holder accepts the terms of the
underwriting   arrangements   as  agreed  upon   between  the  Company  and  the
underwriters   of  such  offering  and  completes  and  executes  all  customary questionnaires,  powers of attorney,  indemnities,  underwriting  agreements and other  documents  reasonably  required  under  the  terms  of such  underwriting
arrangements;   provided,   however,   that  no  Holder  participating  in  such
underwriting shall be required to make any  representations or warranties except as  they  relate  to such  Holder's  ownership  of  Registrable  Securities  and authority  to  enter  into  the  underwriting  agreement  (including  as to  the execution,  delivery and  enforceability  thereof) and to such Holder's intended

                                       14

method of  distribution.  For  purposes of an offering as described in the first clause (ii) of this  section,  (A) the  definition of  "Registrable  Securities"
shall not exclude  securities  that are eligible to be sold without  restriction pursuant to Rule  144(k),  (B) North Sound shall be the only Holder  entitled to the rights  pursuant to the first clause (ii) of this Section 7(d) and (C) North
Sound's  rights  pursuant to the first  clause (ii) of this  Section  7(d) shall terminate  at such time as North Sound holds less than ten percent  (10%) of the
Registrable Securities originally held by North Sound.

         (e)  FAILURE  TO FILE  REGISTRATION  STATEMENT  AND OTHER  EVENTS.  The
Company  and the  Holders  agree that the  Holders  will  suffer  damages if the
Registration  Statement  is not  filed  on or  prior  to  the  Filing  Date  and maintained in the manner  contemplated  herein during the Effectiveness  Period.
The  Company  and the  Holders  further  agree that it would not be  feasible to ascertain  the extent of such damages with  precision.  Accordingly,  if (i) the
Registration  Statement is not filed on or prior to the Filing Date, or (ii) the
Company  fails  to file  with the  Commission  a  request  for  acceleration  in accordance  with Rule 461  promulgated  under the Securities Act within five (5)
Business  Days of the date that the Company is  notified  (orally or in writing, whichever is earlier) by the Commission  that a Registration  Statement will not be "reviewed," or not subject to further  review,  or (iii) the Company fails to respond to comments from the Commission with regard to a Registration  Statement within thirty (30) days of receipt thereof,  or (iv) the Registration  Statement is filed with and declared  effective by the Commission but thereafter ceases to be  effective  as to  all  Registrable  Securities  at  any  time  prior  to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with the Commission, except as otherwise permitted  pursuant to Section 3(n), or (v) trading in the Common Stock shall be suspended  or if the Common  Stock is  delisted  from any  securities  exchange, quotation system, market or over-the-counter bulletin board on which Registrable
Securities  are required  hereunder to be listed (each an  "EXCHANGE"),  without immediately being listed on any other Exchange, for any reason for more than one
(1)  Business  Day,  other than  pursuant to Section  3(n) (any such  failure or breach  being  referred  to as an  "EVENT"),  the  Company  shall pay in cash as liquidated  damages  for such  failure  and not as a penalty  to each  Holder an amount  equal to (as  applicable)  (A) in the case of an Event as  described  in clause (i) above (and only such an Event),  two  percent  (2%) of such  Holder's
Note  Amount (as  defined  below)  (which  shall be  payable  one time only with respect to the occurrence or continued occurrence of an Event pursuant to clause
(i)  above)  (the  "FIXED  AMOUNT")  and (B) in the case of any  Event,  one and one-half  percent  (1.5%) of such  Holder's Note Amount for each thirty (30) day period following the occurrence of the Event until the applicable Event has been cured  which  shall be pro rated for such  periods  less than  thirty  days (the
"PERIODIC  AMOUNT").  Payments to be made pursuant to this Section 7(e) shall be due and payable immediately upon demand in immediately available cash funds. The parties  agree  that the  Fixed  Amount  and the  Periodic  Amount  represent  a reasonable  estimate  on  the  part  of the  parties,  as of the  date  of  this
Agreement,  of the amount of damages  that may be incurred by the Holders if the
Registration  Statement  is not  filed  on or  prior  to  the  Filing  Date  and maintained in the manner contemplated herein during the Effectiveness  Period or if any  other  Event as  described  herein  has  occurred.  Notwithstanding  the foregoing,  the Company shall remain obligated to cure the breach or correct the condition that caused the Event, and the Holder shall have the right to take any action  necessary or desirable to enforce such  obligation.  "NOTE AMOUNT" shall

                                       15

mean the face principal  amount of Notes  purchased by the applicable  Purchaser pursuant to the  Purchase  Agreement.  A Periodic  Amount shall not accrue or be payable  pursuant  to this  Section  7(e)  with  respect  to more than one Event outstanding at any time.

         (f) FAILURE OF REGISTRATION STATEMENT TO BECOME EFFECTIVE.  The Company
and the Holders agree that the Holders will suffer  damages if the  Registration
Statement is not declared  effective on or prior to the Effectiveness  Date. The
Company and the Holders further agree that it would not be feasible to ascertain the extent of such  damages with  precision.  Accordingly,  if the  Registration
Statement is not declared  effective on or prior to the Effectiveness  Date, the
Company  shall pay in cash as  liquidated  damages for such failure and not as a penalty to each Holder an amount equal to (i) two percent (2%) of such  Holder's
Note Amount upon the  occurrence of such failure to be declared  effective  (the
"EFFECTIVENESS  FIXED AMOUNT") and (ii) one and one-half  percent (1.5%) of such
Holder's Note Amount for each subsequent  thirty (30) day period (which shall be pro rated for such  periods  less than thirty (30) days) until the  Registration
Statement is declared effective (the "EFFECTIVENESS PERIODIC AMOUNT").  Payments to be made  pursuant to this Section  7(f) shall be due and payable  immediately upon demand in  immediately  available  cash funds.  The parties  agree that the
Effectiveness  Fixed Amount and the  Effectiveness  Periodic Amount set forth in this Section 7(f) represent a reasonable estimate on the part of the parties, as of the date of this Agreement,  of the amount of damages that may be incurred by the Holders if the Registration  Statement is not declared effective on or prior to the Effectiveness  Date. At any time that amounts continue to accrue pursuant to Section  7(e),  such  amounts  shall be credited  against  any  amounts  that simultaneously  accrue pursuant to this Section 7(f) such that the Company shall in no event be  obligated  to make any  payments  under this  Section  7(f) with respect to any period for which it is obligated to pay the Periodic Amount under
Section 7(e).  The Company  shall not be required to pay the Periodic  Amount or the  Effectiveness  Periodic  Amount if the Company has previously paid any such amounts  with  respect to a period or periods that equal eight (8) months in the aggregate.  Notwithstanding the foregoing, the Company shall remain obligated to cause the Registration Statement to become effective, and the Holders shall have the right to take any action necessary or desirable to enforce this obligation.

         (g) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

                  (i) The  Company and the  Holders  acknowledge  and agree that irreparable  damage would occur in the event that any of the provisions of this Agreement were not performed in accordance  with their specific terms or were otherwise  breached.  It is  accordingly  agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure  breaches  of the  provisions  of this  Agreement  and to  enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (ii)  Each  of  the   Company   and  the  Holders  (i)  hereby
         irrevocably  submits  to the  exclusive  jurisdiction  of the state and federal  courts  located in New York City, New York for the purposes of any suit,  action or  proceeding  arising  out of or  relating  to this
         Agreement and (ii) hereby waives,  and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court,  that the suit, action or proceeding

                                       16

         is  brought  in an  inconvenient  forum or that the  venue of the suit, action or proceeding  is improper.  Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy  thereof  to such party at the  address in effect for notices to it under this  Agreement  and agrees that such service shall constitute  good and sufficient  service of process and notice thereof.
         Nothing in this  Section  7(g) shall affect or limit any right to serve process in any other manner permitted by law.

         (h) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence,  may not be amended,  modified or supplemented, and waivers or  consents to  departures  from the  provisions  hereof may not be given,  unless the same shall be in writing  and signed by the  Company  and the
Holders of at least a majority of the  Registrable  Securities.  Notwithstanding the  foregoing,  a waiver or consent to depart from the  provisions  hereof with respect to a matter that relates  exclusively  to the rights of Holders and that does not directly or indirectly  affect the rights of other Holders may be given by  Holders  of the  Registrable  Securities  to which  such  waiver or  consent relates;  provided,  however,  that the  provisions  of this sentence may not be amended,  modified,  or supplemented except in accordance with the provisions of the immediately  preceding sentence.  No amendment shall be effected to impact a
Holder in a  disproportionately  adverse  fashion  without  the  consent of such individual  Holder. No consideration  shall be offered or paid to any person (i)
to amend or consent to a waiver or  modification  of any provision  hereof or of the  Certificate of Designation or (ii) to cause such person to give its consent pursuant to the terms hereof or of the Certificate of Designation (as defined in the Purchase  Agreement)  unless,  in each case, the same  consideration is also offered to all of the parties hereto or holders of Series B Preferred  Stock, as the case may be.

         (i) NOTICES.  Any and all notices or other communications or deliveries required or permitted to be provided  hereunder shall be in writing and shall be deemed given and  effective on the earlier of (i) the date of  transmission,  if such  notice or  communication  is  delivered  via  facsimile  at the  facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next  Business Day after the date of  transmission,  if such notice or  communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00
p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date,  (iii) the Business Day  following  the date of mailing,  if sent by nationally  recognized overnight courier service such as Federal Express with next day  delivery  specified  or (iv) actual  receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with  respect  to each  Holder at its  address  set  forth  under its name on
SCHEDULE 1 attached hereto, or with respect to the Company, addressed to:

                           GlobalOptions Group, Inc.
                           75 Rockefeller Plaza, 27th Floor
                           New York, NY 10019
                           Attention: President
                           Facsimile No.: 212-445-0053

                                       17

or to such other address or addresses or facsimile number or numbers as any such party may most recently have  designated in writing to the other parties  hereto by such notice. Copies of notices to the Company shall be sent to:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           Park Avenue Tower
                           65 East 55th Street
                           New York, New York  10019
                           Attention:  Robert H. Friedman, Esq.
                           Facsimile No.: 212-451-2222

Copies of notices to any Holder shall be sent to the addresses,  if any,  listed on SCHEDULE 1 attached hereto.

         (j)  SUCCESSORS AND ASSIGNS.  This Agreement  shall be binding upon and inure to the benefit of the parties and their  successors and permitted  assigns and shall inure to the benefit of each Holder and its  successors  and  assigns;
provided, that the Company may not assign this Agreement or any of its rights or obligations  hereunder  without the prior  written  consent of each Holder;  and provided,  further,  that each  Holder may assign  its rights  hereunder  in the manner and to the Persons as permitted under the Purchase Agreement.

         (k)  ASSIGNMENT  OF  REGISTRATION  RIGHTS.  The  rights of each  Holder hereunder,  including  the  right  to  have  the  Company  register  for  resale
Registrable Securities in accordance with the terms of this Agreement,  shall be automatically  assignable by each Holder to any transferee of such Holder of all or a portion of the Notes,  Series B Preferred Stock, the Conversion Shares, the
Warrants,  the Warrant Shares or the  Registrable  Securities if: (i) the Holder
agrees in writing with the  transferee or assignee to assign such rights,  and a copy of such  agreement  is furnished  to the Company  within a reasonable  time after such assignment,  (ii) the Company is, within a reasonable time after such transfer  or  assignment,  furnished  with  written  notice  of (a) the name and address of such  transferee or assignee,  and (b) the securities with respect to which  such  registration  rights  are  being  transferred  or  assigned,  (iii)
following such transfer or assignment the further disposition of such securities by the  transferee  or  assignees is  restricted  under the  Securities  Act and applicable  state  securities  laws,  (iv) at or  before  the time  the  Company receives the written  notice  contemplated  by clause (ii) of this Section 7(k), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement,  and (v) such transfer shall have been made in accordance with the applicable  requirements of the Purchase  Agreement.  The rights to assignment  shall apply to the Holders (and to subsequent)  successors and assigns.

         The Company may require,  as a condition of allowing such assignment in connection  with a  transfer  of Notes,  Series B  Preferred  Stock,  Conversion
Shares,  Warrants,  Warrant Shares or Registrable Securities (i) that the Holder or  transferee  of all or a portion  of the  Notes,  Series B  Preferred  Stock,
Conversion  Shares,  Warrants,  Warrant Shares or Registrable  Securities as the
case may be,  furnish  to the  Company  a written  opinion  of  counsel  that is reasonably  acceptable  to the Company to the effect that such  transfer  may be

                                       18

made without  registration  under the  Securities  Act,  (ii) that the Holder or transferee  execute and deliver to the Company an investment  letter in form and substance  acceptable  to the  Company  and  (iii)  that  the  transferee  be an
"accredited investor" as defined in Rule 501(a) promulgated under the Securities
Act.

         (l)  COUNTERPARTS;  FACSIMILE.  This  Agreement  may be executed in any number of counterparts,  each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement.  In the event that any signature is delivered by electronic  means or facsimile  transmission,  such signature shall create a valid binding obligation of the party  executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

         (m)  GOVERNING LAW. This  Agreement  shall be governed by and construed in  accordance  with  the laws of the  State  of New  York,  without  regard  to principles of conflicts of law thereof.

         (n)  CUMULATIVE  REMEDIES.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (o)  SEVERABILITY.  If any term, provision,  covenant or restriction of this  Agreement  is held by a court of  competent  jurisdiction  to be  invalid, illegal,  void or  unenforceable  in any  respect,  the  remainder of the terms, provisions,  covenants  and  restrictions  set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or invalidated,  and the  parties  hereto  shall use their  reasonable  efforts to find and employ an alternative  means to achieve the same or substantially  the same result as that contemplated  by such term,  provision,  covenant or  restriction.  It is hereby stipulated  and declared to be the intention of the parties that they would have executed the remaining terms,  provisions,  covenants and  restrictions  without including any of such that may be hereafter declared invalid,  illegal,  void or unenforceable.

         (p)  HEADINGS.  The headings  herein are for  convenience  only, do not constitute a part of this  Agreement  and shall not be deemed to limit or affect any of the provisions hereof.

         (q)  REGISTRABLE  SECURITIES  HELD BY THE COMPANY  AND ITS  AFFILIATES.
Whenever  the  consent  or  approval  of Holders of a  specified  percentage  of
Registrable Securities is required hereunder, Registrable Securities held by the
Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate  solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether  such  consent or  approval  was given by the  Holders of such  required percentage.

         (r)  OBLIGATIONS  OF  PURCHASERS.  The  Company  acknowledges  that the obligations of each Purchaser  under this  Agreement,  are several and not joint with  the  obligations  of any  other  Purchaser,  and  no  Purchaser  shall  be responsible  in any way for the  performance  of the  obligations  of any  other
Purchaser under this Agreement.  The decision of each Purchaser to enter into to this  Agreement  has been  made by such  Purchaser  independently  of any  other

                                       19

Purchaser.  The Company  further  acknowledges  that  nothing  contained in this
Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership,  an association,  a joint venture or any  other  kind of  group  or  entity,  or  create  a  presumption  that the
Purchasers  are in any way acting in concert or as a group with  respect to such obligations or the  transactions  contemplated  hereby.  Each Purchaser shall be entitled to  independently  protect and  enforce its rights,  including  without limitation,  the  rights  arising  out of this  Agreement,  and it shall  not be necessary  for any other  Purchaser to be joined as an  additional  party in any proceeding for such purpose.

         Each  Purchaser has been  represented by its own separate legal counsel in their  review  and  negotiation  of this  Agreement  and with  respect to the transactions  contemplated  hereby.  For reasons of  administrative  convenience only,  this  Agreement has been prepared by Special  Counsel  (counsel for North
Sound  Capital LLC) and the Special  Counsel will perform  certain  duties under this  Agreement.  Such counsel does not represent all of the Purchasers but only
North Sound Capital LLC. The Company has elected to provide all Purchasers  with the same terms and Agreement for the  convenience of the Company and not because it  was  required  or  requested  to  do  so  by  the  Purchasers.  The  Company acknowledges  that such  procedure  with  respect  to this  Agreement  in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions  contemplated  hereby or thereby.

                            [signature page follows]

                                       20

         IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights
Agreement to be duly executed by their respective  authorized  persons as of the date first indicated above.

COMPANY:

GLOBALOPTIONS GROUP, INC.

By:______________________________
Name:
Title:

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PURCHASERS:

Print Exact Name:_________________________________

By:_____________________________________________
Name:
Title:

                       [Omnibus GlobalOptions Group, Inc.
                    Investor Rights Agreement Signature Page]

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